EXHIBIT 99.2

The depositor purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank “ or the “seller”) pursuant to a mortgage loan purchase agreement, dated June 14, 2005, between the depositor and the seller. Pursuant to a pooling and servicing agreement, dated as of June 1, 2005, among IndyMac Bank, as seller and master servicer, the depositor and the trustee, the depositor assigned such mortgage loans to the trustee for the benefit of holders of the certificates (the “Closing Date Mortgage Loans”). Pursuant to the subsequent transfer instrument, the trust acquired subsequent mortgage loans to be included in the mortgage pool subject to the conditions set forth in the prospectus supplement. The Closing Date Mortgage Loans and subsequent mortgage loans included in the trust are referred to as the “mortgage loans”. The Closing Date Mortgage Loans had an aggregate principal balance as of June 1, 2005 (the “cut-off date”) of approximately $249,999,084. Each mortgage loan will be secured by a parcel of land that is considered “residential” in nature and is “improved,” i.e., the site is legally accessible by street and sewer, electricity and water have either been brought to the site or are available in the street, but a dwelling does not exist on the lot.

The Mortgage Loans consist of 1,390 adjustable-rate and 163 fixed-rate mortgage loans having an aggregate principal balance as of the cut-off date of approximately $228,384,910 and $21,614,174, respectively, after application of scheduled payments due on or before the cut-off date whether or not received and application of all unscheduled payments of principal received prior to the cut-off date, and subject to a permitted variance of plus or minus 5%. Approximately 79.68% of the mortgage loans that are adjustable-rate mortgage loans will adjust monthly after their initial adjustment date based on a One-Year MTA index. Approximately 10.66% of the mortgage loans that are adjustable-rate mortgage loans will adjust every six months after their initial adjustment date based on a six-month LIBOR index. Approximately 1.01% of the mortgage loans that are adjustable-rate mortgage loans will adjust annually after their initial adjustment date based on a One-Year Treasury index.

MORTGAGE LOANS[1] CURRENT PRINCIPAL BALANCE
Range of Current Mortgage Loan Principal Balance ($)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding ($)	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01 - 25,000.00	55	$ 1,099,987.34	0.44%
25,000.01 - 50,000.00	206	7,822,766.67	3.13
50,000.01 - 75,000.00	215	13,323,845.21	5.33
75,000.01 - 100,000.00	178	15,618,516.20	6.25
100,000.01 - 200,000.00	467	67,771,083.31	27.11
200,000.01 - 300,000.00	277	70,125,616.59	28.05
300,000.01 - 400,000.00	61	21,288,542.70	8.52
400,000.01 - 500,000.00	59	27,181,487.97	10.87
500,000.01 - 600,000.00	11	6,168,986.59	2.47
600,000.01 - 700,000.00	9	5,846,464.44	2.34
700,000.01 - 800,000.00	5	3,754,874.30	1.50
800,000.01 - 900,000.00	3	2,479,231.91	0.99
900,000.01 - 1,000,000.00	4	3,866,933.61	1.55
1,000,000.01 - 1,200,000.00	2	2,226,250.00	0.89
1,400,000.01 - 1,500,000.00	1	1,424,497.27	0.57
Total:	1,553	$ 249,999,084.11	100.00%

________________________

[1]	The values in all tables in this Annex II are calculated as of June 1, 2005.

As of June 1, 2005 the average current principal balance of the Mortgage Loans was approximately $160,978.

MORTGAGE RATE

(STATISTICAL CALCULATION MORTGAGE LOANS)

Current Gross Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
3.000 - 3.999	16	$ 2,015,912.19	0.81%
4.000 - 4.999	54	11,130,583.53	4.45
5.000 - 5.999	491	91,013,980.18	36.41
6.000 - 6.999	336	46,301,885.41	18.52
7.000 - 7.999	499	78,077,144.80	31.23
8.000 - 8.999	135	19,156,662.80	7.66
9.000 - 9.999	15	1,662,122.26	0.66
10.000 - 10.999	7	640,792.94	0.26
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the lowest mortgage rate of the Mortgage Loans was 3.000%, the greatest mortgage rate of the Mortgage Loans was 10.750% and the weighted average mortgage rate of the Mortgage Loans was approximately 6.604%.

FICO SCORE

(STATISTICAL CALCULATION MORTGAGE LOANS)

FICO Score	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
600- 619	2	$ 93,569.87	0.04%
620- 639	35	3,172,513.80	1.27
640- 659	66	7,899,500.92	3.16
660- 679	110	14,738,182.21	5.90
680- 699	217	35,531,456.98	14.21
700- 719	300	45,762,186.64	18.30
720- 739	230	40,184,802.13	16.07
740- 759	228	40,297,592.88	16.12
760- 779	197	34,154,438.75	13.66
780- 799	126	20,303,264.52	8.12
800- 819	41	7,821,643.27	3.13
820- 829	1	39,932.14	0.02
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average FICO score of the Mortgage Loans was approximately 729.

ORIGINAL BALLOON TERM

(STATISTICAL CALCULATION MORTGAGE LOANS)

Original Balloon Term (months)	Number of Statistical Calculation Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
24	163	$ 21,614,173.66	8.65%
60	1,390	228,384,910.45	91.35
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average original balloon term of the Mortgage Loans was approximately 57 months.

REMAINING BALLOON TERM

(STATISTICAL CALCULATION MORTGAGE LOANS)

Range of Remaining Balloon Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
1 - 12	8	$ 2,530,156.52	1.01%
13 - 24	192	25,464,842.97	10.19
25 - 36	10	1,988,620.53	0.80
37 - 48	1	118,400.81	0.05
49 - 60	1,342	219,897,063.28	87.96
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average remaining balloon term of the Mortgage Loans was approximately 53 months.

ORIGINAL LOAN-TO-VALUE RATIOS

(STATISTICAL CALCULATION MORTGAGE LOANS)

Original Loan-to-value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
0.01 - 40.00	13	$ 1,832,945.09	0.73%
40.01 - 45.00	9	820,784.54	0.33
45.01 - 50.00	18	3,323,037.47	1.33
50.01 - 55.00	13	1,974,627.24	0.79
55.01 - 60.00	22	4,707,813.50	1.88
60.01 - 65.00	42	17,573,501.46	7.03
65.01 - 70.00	143	40,243,974.83	16.10
70.01 - 75.00	319	53,560,858.23	21.42
75.01 - 80.00	452	60,556,905.65	24.22
80.01 - 85.00	262	38,016,274.98	15.21
85.01 - 90.00	260	27,388,361.12	10.96
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average original loan-to-value ratio of the Mortgage Loans was approximately 76.30%.

LOAN PURPOSE

(STATISTICAL CALCULATION MORTGAGE LOANS)

Loan Purpose	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Purchase	1,547	$ 249,034,207.44	99.61%
Rate/Term Refinance	3	561,805.02	0.22
Cashout Refinance	3	403,071.65	0.16
Total:	1,553	$ 249,999,084.11	100.00%

STATE

(STATISTICAL CALCULATION MORTGAGE LOANS)

State	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Arizona	77	$ 11,491,238.54	4.60%
Arkansas	1	39,239.12	0.02
California	554	115,023,350.60	46.01
Colorado	63	8,761,587.14	3.50
Connecticut	13	2,270,625.88	0.91
Delaware	2	446,553.70	0.18
Florida	261	31,287,762.79	12.52
Georgia	23	2,552,692.20	1.02
Hawaii	71	19,049,374.97	7.62
Idaho	31	2,610,416.15	1.04
Illinois	9	979,485.88	0.39
Indiana	10	554,740.71	0.22
Iowa	1	120,432.32	0.05
Kansas	1	33,543.15	0.01
Kentucky	3	554,356.56	0.22
Louisiana	2	122,978.80	0.05
Maine	9	1,322,436.79	0.53
Maryland	6	1,461,302.35	0.58
Massachusetts	10	1,395,363.20	0.56
Michigan	7	1,133,151.34	0.45
Minnesota	1	74,815.18	0.03
Mississippi	1	183,567.08	0.07
Missouri	4	362,630.08	0.15
Montana	13	1,389,297.76	0.56
Nebraska	1	37,676.73	0.02
Nevada	29	6,031,107.87	2.41
New Hampshire	1	105,750.00	0.04
New Jersey	13	2,495,796.12	1.00
New Mexico	18	1,389,120.38	0.56
New York	22	6,321,826.23	2.53
North Carolina	23	2,273,570.01	0.91
North Dakota	1	50,751.62	0.02
Ohio	13	894,072.64	0.36
Oklahoma	3	82,731.51	0.03
Oregon	40	4,954,158.35	1.98
Pennsylvania	13	813,946.93	0.33
Rhode Island	2	422,821.44	0.17
South Carolina	14	1,458,664.50	0.58
South Dakota	1	43,930.70	0.02
Tennessee	8	540,696.24	0.22
Texas	33	2,822,461.05	1.13
Utah	30	3,980,369.61	1.59
Vermont	3	93,390.05	0.04
Virginia	25	3,345,575.91	1.34
Washington	80	8,069,642.48	3.23
West Virginia	2	53,145.18	0.02
Wisconsin	2	90,503.90	0.04
Wyoming	3	406,432.37	0.16
Total:	1,553	$ 249,999,084.11	100.00%

REMAINING AMORTIZATION TERM TO MATURITY

(STATISTICAL CALCULATION MORTGAGE LOANS)

Remaining Amortization Term (months)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
301- 312	8	$ 2,530,156.52	1.01%
313- 324	29	3,850,669.31	1.54
325- 336	10	1,988,620.53	0.80
337- 348	1	118,400.81	0.05
349- 360	1,505	241,511,236.94	96.60
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average remaining amortization term of the Mortgage Loans was approximately 356 months.

INITIAL PERIODIC RATE CAP

(STATISTICAL CALCULATION MORTGAGE LOANS)

Initial Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Not Applicable (Fixed Rate)	163	$ 21,614,173.66	8.65%
1.000	190	26,644,356.20	10.66
2.000	8	2,530,156.52	1.01
5.000	1,190	198,994,653.52	79.60
6.000	2	215,744.21	0.09
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average initial periodic rate cap of the Mortgage Loans that are Adjustable Rate Mortgage Loans was approximately 4.501%.

SUBSEQUENT PERIODIC RATE CAP

(MORTGAGE LOANS)

Subsequent Periodic Rate Cap (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of AggregatePrincipal Balance of Mortgage Loans
Not Applicable (Fixed Rate)	163	$ 21,614,173.66	8.65%
1.000	1,382	225,854,753.93	90.34
2.000	8	2,530,156.52	1.01
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average subsequent periodic rate cap of the Mortgage Loans that are Adjustable Rate Mortgage Loans was approximately 1.011%.

MAXIMUM MORTGAGE RATE

(MORTGAGE LOANS)

Maximum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Not Applicable (Fixed Rate)	163	$ 21,614,173.66	8.65%
9.000 - 9.999	23	3,499,379.41	1.40
10.000 - 10.999	75	14,601,240.08	5.84
11.000 - 11.999	673	123,875,241.33	49.55
12.000 - 12.999	339	45,666,771.22	18.27
13.000 - 13.999	224	32,324,549.48	12.93
14.000 - 14.999	50	6,744,021.26	2.70
15.000 - 15.999	1	256,204.73	0.10
16.000 - 16.999	5	1,417,502.94	0.57
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average maximum mortgage rate of the Mortgage Loans that are Adjustable Rate Mortgage Loans was approximately 12.247%.

MINIMUM MORTGAGE RATE

(STATISTICAL CALCULATION MORTGAGE LOANS)

Minimum Mortgage Rate (%)	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Not Applicable (Fixed Rate)	163	$ 21,614,173.66	8.65%
2.000 – 2.999	1	57,760.93	0.02
3.000 - 3.999	1	94,760.04	0.04
4.000 - 4.999	905	152,521,177.11	61.01
5.000 - 5.999	481	74,663,574.53	29.87
6.000 - 6.999	2	1,047,637.84	0.42
Total:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average minimum mortgage rate of the Mortgage Loans that are Adjustable Rate Mortgage Loans was approximately 4.794%.

NEXT RATE ADJUSTMENT DATE

(STATISTICAL CALCULATION MORTGAGE LOANS)

Next Rate Adjustment Date	Number of Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Mortgage Loans
Not Applicable (Fixed Rate)	163	$ 21,614,173.66	8.65%
June 2005	155	30,567,194.74	12.23
July 2005	572	91,589,077.07	36.64
August 2005	318	51,872,521.99	20.75
September 2005	246	39,828,896.78	15.93
October 2005	49	6,741,594.76	2.70
November 2005	27	4,043,515.79	1.62
December 2005	17	1,431,994.57	0.57
January 2006	4	1,453,665.90	0.58
April 2006	1	57,760.93	0.02
June 2006	1	798,687.92	0.32
TOTAL:	1,553	$ 249,999,084.11	100.00%

As of June 1, 2005, the weighted average number of months to the next adjustment date for the Mortgage Loans that are Adjustable Rate Mortgage Loans was approximately 2 months.